EXHIBIT 4-k


                           [FORM OF FACE OF SECURITY]
                   SUBORDINATED VARIABLE RATE RENEWABLE NOTE

REGISTERED                                            REGISTERED
No. SUBVRR                                            CUSIP:
                                                      [PRINCIPAL AMOUNT],
                                                      as modified by Schedule I

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.(1)

     THESE SECURITIES ARE NOT INSURED OR PROTECTED BY THE SECURITIES INVESTOR PROTECTION CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


---------
     (1) Applies only if this Note is a Registered Global Security.

                                 MORGAN STANLEY
                      SUBORDINATED VARIABLE RATE RENEWABLE
                       GLOBAL MEDIUM-TERM NOTE, SERIES F

---------------------------------------------------------------------------------------------------------------------
BASE RATE:                              ORIGINAL ISSUE DATE:                   INITIAL MATURITY DATE:
---------------------------------------------------------------------------------------------------------------------
INDEX MATURITY:                         INTEREST ACCRUAL DATE:                 FINAL MATURITY DATE:
---------------------------------------------------------------------------------------------------------------------
SPREAD (PLUS OR MINUS):                 INITIAL INTEREST RATE:                 INTEREST PAYMENT DATE(S):
---------------------------------------------------------------------------------------------------------------------
REPORTING SERVICE:                      INITIAL INTEREST RESET DATE:           INTEREST PAYMENT PERIOD:
---------------------------------------------------------------------------------------------------------------------
SPREAD MULTIPLIER:                      MAXIMUM INTEREST RATE:                 INTEREST RESET PERIOD:
---------------------------------------------------------------------------------------------------------------------
APPLICABILITY OF ISSUER'S OPTION TO     MINIMUM INTEREST RATE:                 INTEREST RESET DATE(S):
     RESET SPREAD OR SPREAD MULTIPLIER:
---------------------------------------------------------------------------------------------------------------------
INDEX CURRENCY:                         REDEMPTION DATE(S):                    CALCULATION AGENT:
---------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT:                    REDEMPTION PERCENTAGE:                 SPECIFIED CURRENCY
---------------------------------------------------------------------------------------------------------------------
                                        ANNUAL REDEMPTION PERCENTAGE           IF SPECIFIED CURRENCY OTHER THAN
                                             REDUCTION:                             U.S. DOLLARS, OPTION TO ELECT
                                                                                    PAYMENT IN U.S. DOLLARS:
                                                                                    [YES](2)
---------------------------------------------------------------------------------------------------------------------
                                                                               DESIGNATED CMT TELERATE PAGE:
---------------------------------------------------------------------------------------------------------------------
                                        REDEMPTION NOTICE PERIOD:(3)           DESIGNATED CMT MATURITY INDEX:
---------------------------------------------------------------------------------------------------------------------
                                        TAX REDEMPTION AND PAYMENT OF
                                             ADDITIONAL AMOUNTS: NO(4)
---------------------------------------------------------------------------------------------------------------------
                                        IF YES, STATE INITIAL OFFERING DATE:   OTHER PROVISIONS:
                                             NA
=====================================================================================================================


     Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to
               , or registered assignees, the principal sum specified in
Schedule I hereto on the Initial Maturity Date specified above or, to


---------
     (2) Applies if this is a Registered Global Security, unless arrangements are made with DTC outside of existing Letters of Representations, as has been the case in the past.

     (3) Applicable if other than 30-60 calendar days. If this is a Registered Global Security, minimum notice period is [10] calendar days [current DTC limitation].

     (4) Default provision is NO. Indicate YES only for certain notes issued on a global basis if specified in pricing supplement.

the extent the maturity date of any portion of the principal amount of this
Note is extended in accordance with the procedures set forth below to an Extended Maturity Date, as defined below, on such Extended Maturity Date (except to the extent such portion is redeemed prior to such Extended Maturity
Date) and to pay interest on the principal amount hereof outstanding from time to time, from the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate specified above or determined in accordance with the provisions specified on the reverse hereof until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until (a) the principal hereof is paid or duly made available for payment or (b) this Note has been cancelled in accordance with the provisions set forth below. Unless such rate is otherwise specified on the face hereof, the Calculation Agent shall determine the Initial Interest Rate for this Note in accordance with the provisions specified on the reverse hereof.

     The Issuer will pay interest in arrears weekly, monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Initial Maturity Date or the Extended Maturity Date, as the case may be (each, a "Maturity Date"), or any redemption date; provided, however, if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; provided, further, that if an Interest Payment Date or the Maturity Date or redemption date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date, Maturity Date or redemption date shall be the following day that is a Business Day, except that if the Base Rate specified above is LIBOR or EURIBOR and such next Business Day falls in the next calendar month, the Interest Payment Date, Maturity Date or redemption date shall be the immediately preceding day that is a Business Day. As used herein, "Extended Maturity Date" means the Interest Payment Date occurring in the month six months after the Initial Maturity Date and each Interest Payment Date occurring in the month six months after the immediately preceding Extended Maturity Date.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the (a) the principal hereof has been paid or duly made available for payment or (b) this Note has been cancelled in accordance with the provisions set forth below. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption date) shall be payable to the person to whom the principal hereof shall be payable.

     On the Interest Payment Date occurring in the month six months prior to the Initial Maturity Date (the "Initial Election Date"), the maturity of this Note shall be extended to the

Extended Maturity Date occurring in the month twelve months following the Initial Election Date and on the Interest Payment Date occurring in the month six months prior to each Extended Maturity Date (an "Election Date," which term shall include the Initial Election Date), the maturity of this Note shall be extended to the Extended Maturity Date occurring in the month twelve months after such Election Date, unless, in any such case, the holder hereof elects to terminate the automatic extension of the maturity hereof or of any portion hereof having a principal amount of $1,000 or any larger multiple of $1,000 in excess thereof by delivering to the Paying Agent, as defined on the reverse hereof, not less than 15 nor more than 30 calendar days prior to the applicable Election Date (i) this Note with the form entitled "Option to Elect Termination of Automatic Extension" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor or terms, a statement that the option to elect termination of automatic extension is being exercised thereby, the principal amount hereof with respect to which such option is being exercised and a guarantee that this Note with the form entitled "Option to Elect Termination of Automatic Extension" below duly completed will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Note and such form duly completed are received by the Paying Agent by such fifth Business Day. Such option may be exercised by the holder for less than the entire principal amount hereof provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. The exercise of such option may be withdrawn before or after the applicable Election Date, pursuant to the procedures described on the reverse hereof and in a Short-Term Note (as defined below). If the option to terminate the automatic extension of the maturity of any portion hereof is exercised and not withdrawn prior to the applicable Election Date in accordance with such procedures, a new Note or Notes in the form attached hereto as Exhibit A (each, a "Short-Term Note") for the principal amount hereof for which such option was exercised and not withdrawn shall be issued on such Election Date in the name of the holder hereof and Schedule I hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. Each such Short-Term Note shall have as its "Maturity Date" (as such term is used in such Short-Term Note) the Interest Payment Date occurring in the month six months after such Election Date and shall have as its Spread or Spread Multiplier, as the case may be, the Spread or Spread Multiplier applicable to this Note on the day prior to the issuance of such Short-Term Note. If any exercise of the option to terminate the automatic extension of the maturity hereof causes the principal amount of this Note to be reduced to zero, this Note shall nevertheless not be cancelled until the date on which all outstanding Short-Term Notes issued in exchange for this Note shall have been paid in full.

     Notwithstanding the foregoing, the maturity of this Note shall not be extended beyond the Final Maturity Date specified above.

     If the holder of any Short-Term Note exchanges all or a portion of such Short-Term Note for an interest in this Note in accordance with the terms of such Short-Term Note, Schedule I hereto shall be annotated on the date of such exchange to reflect the corresponding increase in the principal amount hereof.

     Payment of the principal, premium, if any, and the interest due at maturity on this Note (or any redemption date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agent as the Issuer may determine in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or any date of redemption, will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of principal, premium, if any, or interest with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing [not less than 15 calendar days prior to the applicable payment date](5) [, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be](6); provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register, and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth

---------
     (5) Applies for a Registered Note that is not in global form.

     (6) Applies only for a Registered Global Security.

Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date or at least ten calendar days prior to the Maturity Date, for payments of interest, or any redemption date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     If this Note ceases to be held by The Depository Trust Company or its successor or the nominee of The Depository Trust Company or its successor, this Note will be exchanged for one or more Notes of authorized denominations having an aggregate principal amount equal to the principal amount of this Note as then shown on Schedule I hereto, which new Notes shall otherwise have the same terms as this Note, except that the provisions of such new Notes regarding the termination of the automatic extension of the maturity thereof shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such new Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of this Note. Such new Notes shall have stated principal amounts and shall be registered in the names of the persons then having a beneficial interest in this Note or in the names of their nominees.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place, including, without limitation, the provisions relating to the subordination of this Note to the Issuer's Senior Indebtedness, as defined on the reverse hereof.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Subordinated Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                    MORGAN STANLEY


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION

This is one of the Notes referred
    to in the within-mentioned
    Subordinated Indenture.

J.P. MORGAN TRUST
    COMPANY, NATIONAL
    ASSOCIATION,
    as Trustee


By:
   ---------------------------------
   Authorized Officer

                         [FORM OF REVERSE OF SECURITY]

     This Note is one of a duly authorized issue of the Subordinated Global Medium-Term Notes, Series F, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Subordinated Indenture, dated as of October 1, 2004, between the Issuer and J.P. Morgan Trust Company, National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Subordinated Indenture) (as may be amended or supplemented from time to time, the "Subordinated Indenture"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed J.P. Morgan Trust Company, National Association, at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Subordinated Indenture. To the extent not inconsistent herewith, the terms of the Subordinated Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following paragraph, will not be redeemable prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Redemption Dates specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 180 nor more than 210 calendar days prior to the date fixed for redemption, subject to all the conditions and provisions of the Subordinated Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws (including a holding, judgment or as ordered by a court of competent jurisdiction) or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment occurs, becomes effective or, in the case of a change in official position, is announced on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts (as defined below), with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

     Notice of tax redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a U.S. Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a U.S. Alien for or on account of:

          (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for U.S. federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid U.S. federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to or any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a U.S. Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

     This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, (a) specified on the face hereof, (b) if the Spread or Spread Multiplier is reset in accordance with the procedures specified below, then as determined pursuant to such procedures, or (c) if a holder of a Short-Term Note has exchanged such Note for an interest in this Note in response to an Optional Exchange Notice (as defined in such Short-Term Note), then as set forth in such Optional Exchange Notice. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset Date). For the purpose of determining the Initial Interest Rate references in this paragraph, the next succeeding paragraph and, if applicable clauses (i) and (ii) under "Determination of EURIBOR" below to Interest Reset Date shall be deemed to mean the Original Issue Date. The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made on the Interest Determination Date (as defined below) pertaining to such Interest Reset Date. The Interest Reset Dates will be the Interest Reset Dates specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date specified on the face hereof will be the Initial Interest Rate and (b) unless otherwise specified on the face hereof, the interest rate in effect for the ten calendar days immediately prior to maturity, redemption or repayment will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     If so indicated on the face of this Note, the Issuer has the option to reset the Spread or Spread Multiplier on this Note as of any Election Date. Such option shall include the right to reset the Maximum Interest Rate or Minimum Interest Rate on this Note. The Issuer may exercise such option by notifying the Paying Agent of such exercise at least 45 but not more than 60 calendar days prior to an Election Date, such notice to be accompanied by the form of the Reset Notice referred to below. Not later than 38 calendar days prior to such Election Date, the Paying Agent will mail to the holder hereof a notice (the "Reset Notice"), first class mail, postage prepaid, setting forth
(a) the election of the Issuer to reset the Spread or Spread Multiplier and (b) such new Spread or Spread Multiplier, together with any new Maximum Interest Rate or Minimum Interest Rate.

     If the face hereof indicates that the Issuer has the option to reset the Spread or Spread Multiplier on this Note, then, if the holder of this Note elects to terminate the automatic extension of the maturity hereof or any portion hereof as of any Election Date, the Issuer may, not later than the later of (a) the twentieth calendar day prior to such Election Date and (b) the first Business Day following the twenty-third calendar day prior to such Election Date, propose a new Spread or Spread Multiplier or revoke a Spread or Spread Multiplier previously set forth in a Reset Notice and propose a higher Spread or Spread Multiplier, in either case together with any new Maximum Interest Rate or Minimum Interest Rate, by causing the Paying Agent to send notice thereof, to the holder of this Note by first class mail, postage prepaid, or by such other means as shall be agreed between the Issuer and the Paying Agent. If the Issuer has proposed a new or higher Spread or Spread Multiplier as described above, the holder hereof may withdraw his election to terminate the automatic extension of the maturity hereof or any portion hereof by giving written notice to such effect to the Paying Agent not less than 16 calendar days prior to such Election Date (or if such sixteenth day is not a Business Day, on the immediately preceding Business Day), in which case such new or higher Spread or Spread Multiplier, together with any new Maximum Interest Rate or Minimum Interest Rate, will apply to the entire principal amount of this Note from such Election Date until the Maturity Date or until the Spread or Spread Multiplier is further reset by the Issuer pursuant to the provisions hereof or of a Short-Term Note.

     The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Federal Funds Rate, Federal Funds (Open) Rate and Prime Rate shall be on the Business Day prior to the Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate and CMT Rate will be the second Business Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to EURIBOR (or to LIBOR when the Index Currency is euros) shall be the second TARGET Settlement Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR, other than for LIBOR Notes for which the Index Currency is euros, shall be the second London Banking Day prior to such Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be such Interest Reset Date. As used herein, "London Banking Day" means any day on which dealings in deposits in the Index Currency (as defined herein) are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an auction is held on the Friday of the week preceding such Interest Reset Date, the Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to two or more base rates will be the latest Business Day that is at least two Business Days before the Interest Reset Date for the applicable Note on which each base rate is determinable.

     Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to an Interest Determination Date, including the Interest Determination Date as of which the Initial Interest Rate is determined, will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

     Determination of CD Rate. If the Base Rate specified on the face hereof is the "CD Rate," for any Interest Determination Date, the CD Rate with respect to this Note shall be the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

     The following procedures shall be followed if the CD Rate cannot be determined as described above:

     (i) If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the CD Rate shall be the rate on that Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication ("H.15 Daily Update") for the Interest Determination Date for certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (Secondary Market)."

     (ii) If the above rate is not yet published in either H.15(519) or the
H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for negotiable U.S. dollar certificates of deposit of major U.S. money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.

     "Initial dealer" with respect to this Note means either Morgan Stanley & Co. Incorporated or Morgan Stanley DW Inc., as applicable.

     (iii) If the dealers selected by the Calculation Agent are not quoting as described in (ii) above, the CD Rate shall remain the CD Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the "Commercial Paper Rate," for any Interest Determination Date, the Commercial Paper Rate with respect to this Note shall be the Money Market Yield (as defined herein), calculated as described below, of the rate on that date for U.S. dollar commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper--Nonfinancial."

     The following procedures shall be followed if the Commercial Paper Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in the
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Commercial Paper--Nonfinancial."

     (ii) If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency.

     (iii) If the dealers selected by the Calculation Agent are not quoting as set forth in (ii) above, the Commercial Paper Rate for that Interest Determination Date shall remain the Commercial Paper Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                        D x 360
               Money Market Yield = --------------- x 100
                                     360 - (D x M)

where "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of EURIBOR. If the Base Rate specified on the face hereof is "EURIBOR," for any Interest Determination Date, EURIBOR with respect to this Note shall be the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Moneyline Telerate, or any successor service, on page 248 or any other page as may replace page 248 on that service ("Telerate Page 248") as of 11:00 a.m., Brussels time.

     The following procedures shall be followed if the rate cannot be determined as described above:

     (i) If the above rate does not appear, the Calculation Agent shall request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m., Brussels time, on the Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof commencing on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S.$1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR shall be the arithmetic mean of those quotations.

     (ii) If fewer than two quotations are provided, EURIBOR shall be the arithmetic mean of the rates quoted by four major banks in the Euro-zone interbank market, as selected by the Calculation Agent (after consultation with the Issuer), at approximately 11:00 a.m., Brussels time, on the applicable Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S.$1 million in euro.

     (iii) If the banks so selected by the Calculation Agent are not quoting as set forth above, the EURIBOR rate for that Interest Determination Date shall remain the EURIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the relevant treaty of the European Union, as amended.

     Determination of the Federal Funds Rate. If the Base Rate specified on the face hereof is the "Federal Funds Rate," for any Interest Determination Date, the Federal Funds Rate with respect to this Note shall be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Moneyline Telerate, or any successor service, on page 120 or any other page as may replace page 120 on that service ("Telerate Page 120").

     The following procedures shall be followed if the Federal Funds Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Federal Funds (Effective)."

     (ii) If that rate is not yet published in either H.15(519) or the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds prior to 9:00 a.m., New York City time, on that Interest Determination Date, by each of three leading brokers of U.S. dollar federal funds transactions in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer).

     (iii) If the brokers selected by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate for that Interest Determination Date shall remain the Federal Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of Federal Funds (Open) Rate. If the Base Rate specified on the face hereof is the "Federal Funds (Open) Rate", for any Interest Determination Date, the Federal Funds (Open) Rate with respect to this Note shall be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Open)" as displayed on Moneyline Telerate, or any successor service, on page 5 or any other page as may replace page 5 on that service, ("Telerate Page 5").

     The following procedures shall be followed if the Federal Funds (Open) Rate cannot be determined as described above:

     o If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds (Open) Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Federal Funds (Open)."

     o    If the above rate is not yet published in either H.15(519) or the
          H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds (Open) Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds (based on the Federal Funds (Open) Rate) prior to 9:00 a.m., New York City time, on that Interest Determination Date, by each of three leading brokers of U.S. dollar federal funds transactions in the City of New York, which may include the agent and its affiliates, selected by the Calculation Agent, after consultation with the Issuer.

     o If the brokers selected by the Calculation Agent are not quoting as set forth above, the Federal Funds (Open) Rate for that Interest Determination Date shall remain the Federal Funds (Open) Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

     Determination of LIBOR. If the Base Rate specified on the face hereof is "LIBOR," LIBOR with respect to this Note shall be based on London Interbank Offered Rate. The Calculation Agent shall determine LIBOR for each Interest Determination Date as follows:

     (i) As of the Interest Determination Date, LIBOR shall be either: (a) if "LIBOR Reuters" is specified as the Reporting Service on the face hereof, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page; except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate shall be used; or (b) if "LIBOR Telerate" is specified as the Reporting Service on the face hereof, the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

     (ii) If (a) fewer than two offered rates appear and LIBOR Reuters is specified on the face hereof, or (b) no rate appears and the face hereof specifies either (x) LIBOR Telerate or (y) LIBOR Reuters and the Designated LIBOR Page by its terms provides only for a single rate, then the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iii) If at least two quotations are provided, LIBOR determined on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR shall be determined for the applicable Interest Reset Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable principal financial center for the country of the Index Currency on that Interest Reset Date, by three major banks in that principal financial center selected by the Calculation Agent (after consultation with the Issuer) for loans in the

Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iv) If the banks so selected by the Calculation Agent are not quoting as set forth above, the LIBOR rate for that Interest Determination Date shall remain the LIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated, or, if the euro is substituted for that currency, the Index Currency shall be the euro. If that currency is not specified on the face hereof, the Index Currency shall be U.S. dollars.

     "Designated LIBOR Page" means either: (a) if LIBOR Reuters is designated as the Reporting Service on the face hereof, the display on the Reuters Money 3000 Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor, or (b) if LIBOR Telerate is designated as the Reporting Service on the face hereof, the display on Moneyline Telerate, or any successor service, on the page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency shall be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750 had been specified.

     Determination of Prime Rate. If the Base Rate specified on the face hereof is "Prime Rate," for any Interest Determination Date, the Prime Rate with respect to this Note shall be the rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

     The following procedures shall be followed if the Prime Rate cannot be determined as described above:

     (i) If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Bank Prime Loan."

     (ii) If the above rate is not published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's Prime Rate or base lending rate as in effect for that Interest Determination Date.

     (iii) If fewer than four rates for that Interest Determination Date appear on the Reuters Screen USPRIME 1 Page by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least three major banks in The City of New York, which may include affiliates of the initial dealer, selected by the Calculation Agent (after consultation with the Issuer).

     (iv) If the banks selected by the Calculation Agent are not quoting as set forth above, the Prime Rate shall remain the Prime Rate for that Interest Determination Date shall remain the Prime Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Money 3000 Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks.

     Determination of Treasury Rate. If the Base Rate specified on the face hereof is "Treasury Rate," the Treasury Rate with respect to this Note shall be:

     (i) the rate from the Auction held on the applicable Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as that rate appears under the caption "INVESTMENT RATE" on the display on Moneyline Telerate, or any successor service, on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"); or

     (ii) if the rate described in (i) above is not published by 3:00 p.m., New York City time, on the Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

     (iii) if the rate described in (ii) above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the Auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury; or

     (iv) if the rate described in (iii) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (v) if the rate described in (iv) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (vi) if the rate described in (v) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary U.S. government securities dealers, which may include the initial dealer and its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or

     (vii) if the dealers selected by the Calculation Agent are not quoting as described in (vi), the Treasury Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                         D x N
               Money Market Yield = ----------------- x 100
                                      360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of CMT Rate. If the Base Rate specified on the face hereof is the "CMT Rate," for any Interest Determination Date, the CMT Rate with respect to this Note shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "... Treasury Constant Maturities ... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index, as defined below, for:

     (1) the rate on that Interest Determination Date, if the Designated CMT Telerate Page is 7051; and

     (2) the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs, if the Designated CMT Telerate Page is 7052.

     The following procedures shall be followed if the CMT Rate cannot be determined as described above:

     (i) If the above rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

     (ii) If the above rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity Rate for the Designated CMT Maturity Index or other U.S. Treasury rate for the Designated CMT Maturity Index on the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

     (iii) If the information set forth above is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent shall determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date, reported, according to their written records, by three leading primary U.S. government securities dealers ("Reference Dealers") in The City of New York, which may include the initial dealer or another affiliate, selected by the Calculation Agent as described in the following sentence. The Calculation Agent shall select five reference dealers (after consultation with the Issuer) and shall eliminate the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index, a remaining term to maturity of no more than 1 year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time. If two Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity shall be used.

     (iv) If the Calculation Agent cannot obtain three Treasury Notes quotations as described in (iii) above, the Calculation Agent shall determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three reference dealers in The City of New York, selected using the same method described in (iii) above, for Treasury Notes with an original maturity equal to the number of years closest to but not less than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time.

     (v) If three or four, and not five, of the reference dealers are quoting as described in (iv) above, then the CMT Rate for that Interest Determination Date shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of those quotes shall be eliminated.

     (vi) If fewer than three reference dealers selected by the Calculation Agent are quoting as described in (iv) above, the CMT Rate for that Interest Determination Date shall remain the CMT Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Designated CMT Telerate Page" means the display on Moneyline Telerate, or any successor service, on the page designated on the face hereof or any other page as may replace that page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, which is either 1, 2, 3, 5, 7, 10, 20 or 30 years, specified in an applicable pricing supplement for which the CMT Rate shall be calculated. If no maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof or, if the Maximum Interest Rate or Minimum Interest Rate is reset in accordance with the procedures referred to above, as determined pursuant to such procedures. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

     At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

     Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from and including the Interest Accrual Date or from and including the last date to which interest has been paid to but excluding the Interest Payment Dates or Maturity Date (or any earlier redemption date), as the case may be. Accrued interest hereon for any period shall be the sum of the products obtained by multiplying the interest factor calculated for each day in such period by the principal amount hereof shown on Schedule I hereto for each such day; provided that for the purpose of calculating the amount of interest payable hereon, any decrease in the principal amount hereof attributable to an exercise of the option to terminate the automatic extension of the maturity hereof shall be effective on and as of the Election Date corresponding to the exercise of such option, and any increase in the principal amount hereof shall be effective on and as of the Interest Payment Date immediately preceding the date of such increase. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day (i) by 360 if the Base Rate is CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, Federal Funds (Open) Rate, Prime Rate or LIBOR (except if the Index Currency is pounds sterling); (ii) by 365 if the Base Rate is LIBOR and the Index Currency is pounds sterling; or (iii) by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with .000005% being rounded up to .00001%) and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent, with one-half cent rounded upward. All Japanese Yen amounts used in or resulting from such calculations will be rounded downwards to the next lower whole Japanese Yen amount. All amounts denominated in any other currency used in or resulting from such calculations will be rounded to the nearest two decimal places in such currency, with .005 being rounded up to .01. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

     This Note and all other obligations of the Issuer hereunder will constitute part of the subordinated debt of the Issuer, will be issued under the Subordinated Indenture and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all "Senior Indebtedness" of the Issuer. The Subordinated Indenture defines "Senior Indebtedness" as (i) obligations (other than non-recourse obligations, the debt securities, including this Note, issued under the Subordinated Indenture or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation and (ii) if provided in the supplemental indenture under which a series of Securities is issued or in the form of Security for such series, any additional obligations that the Issuer determines to include within the definition of Senior Indebtedness in order to assure that the Securities of such series will be accorded the regulatory capital recognition desired by the Issuer in accordance with Rule 15c3-1 under the Securities Exchange Act of 1934, as amended, or any other rule or regulation governing the definition of capital that is applicable to the Issuer or its affiliates.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Registrar by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Registrar shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Subordinated Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such registrations, exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Registrar and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Subordinated Indenture provides that, (a) if an Event of Default (as defined in the Subordinated Indenture) pursuant to Section 5.01(c) of the Subordinated Indenture is provided in the supplemental indenture relating to the series of Subordinated Medium-Term Notes of which this Note forms a part or in the form of debt security for such series (if such Event of Default is with respect to less than all outstanding debt securities issued under the Subordinated Indenture) and such Event of Default shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to certain events of bankruptcy, insolvency or reorganization of the Issuer shall have occurred and be continuing or if an Event of Default pursuant to Section 5.01(c) of the Subordinated Indenture is provided in the supplemental indenture relating to the series of Subordinated Medium-Term Notes of which this Note forms a part or in the form of debt security for such series (if such Event of Default is with respect to all outstanding debt securities issued under the Subordinated Indenture) and such Event of Default shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Subordinated Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal, or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of all the debt securities of all affected series then outstanding.

     The Subordinated Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Subordinated Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (i) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (ii) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture; provided, however, that neither this Note nor the Subordinated Indenture may be amended to alter the subordination provisions hereof or thereof without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

     Except as set forth below, if the principal, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent (as defined below) unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Subordinated Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Subordinated Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     As used herein, the term "U.S. Alien" means any person who is, for U.S. federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for U.S. federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

     All terms used in this Note which are defined in the Subordinated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Subordinated Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM  -  as tenants in common
          TEN ENT  -  as tenants by the entireties
          JT TEN   -  as joint tenants with right of survivorship and not as
                      tenants in common

UNIF GIFT MIN ACT- _______________________ Custodian __________________________
                           (Minor)                             (Cust)

Under Uniform Gifts to Minors Act ___________________________________
                                               (State)

Additional abbreviations may also be used though not in the above list.

                               ----------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



----------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE] the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated: ___________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

               OPTION TO ELECT TERMINATION OF AUTOMATIC EXTENSION

     The undersigned hereby elects to terminate the automatic extension of the maturity of the within Note (or the portion thereof specified below) with the effect provided in the within Note by surrendering the within Note to the Paying Agent at J.P. Morgan Trust Company, National Association, 4 New York Plaza, New York, New York 10004, Attention: Institutional Trust Services, or such other address of which the Issuer shall from time to time notify the holders of the Notes, together with this form of "Option to Elect Termination of Automatic Extension" duly completed by the holder of the within Note.

     If the automatic extension of the maturity of less than the entire principal amount of the within Note is to be terminated, specify the portion thereof (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) as to which the holder elects to terminate the automatic extension of the maturity $______; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to the within Note as Exhibit A to be issued to the holder for the portion of the within Note as to which the automatic extension of maturity is being terminated (in the absence of any such specification one such Note will be issued for the portion as to which the automatic extension of maturity is being terminated) $__________.



Dated: _____________________________    ________________________________________
                                        NOTICE:   The signature on this Option
                                                  to Elect Termination of
                                                  Automatic Extension must
                                                  correspond with the name as
                                                  written upon the face of the
                                                  within Note in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.

                                                                     SCHEDULE I

                             SCHEDULE OF EXCHANGES

     The initial principal amount of this Note is $__________. The following exchanges of a portion of this Note for an interest in a Short-Term Note and the following exchanges of an interest in a Short-Term Note for an interest in this Note have been made:

                                                                                 Increased
                                                             Principal Amount    Principal Amount
                    Principal          Reduced Principal     of Short-Term       of this Note         Notation Made
                    Amount             Amount Outstanding    Note Exchanged      Outstanding          by or on
    Date of         Exchanged for      Following Such        for Interest in     Following Such       Behalf of
    Exchange        Short-Term Note    Exchange              this Note           Exchange             Paying Agent
----------------    ---------------    ------------------    ----------------    -----------------    --------------
----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

----------------    ---------------    ------------------    ----------------    -----------------    --------------

             EXHIBIT A TO SUBORDINATED VARIABLE RATE RENEWABLE NOTE

                           [FORM OF FACE OF SECURITY]


REGISTERED                                           REGISTERED
No. SUBVRR                                           CUSIP:
                                                     U.S. $___________

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

     THESE SECURITIES ARE NOT INSURED OR PROTECTED BY THE SECURITIES INVESTOR PROTECTION CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

                                                MORGAN STANLEY
                                     SUBORDINATED VARIABLE RATE RENEWABLE
                                      GLOBAL MEDIUM-TERM NOTE, SERIES F

------------------------------------------------------------------------------------------------------------
BASE RATE:                           ORIGINAL ISSUE DATE:                INTEREST ACCRUAL DATE:
------------------------------------------------------------------------------------------------------------
INDEX MATURITY:                      INITIAL INTEREST RESET DATE:        MATURITY DATE:
------------------------------------------------------------------------------------------------------------
SPREAD (PLUS OR MINUS):              MAXIMUM INTEREST RATE:              INTEREST PAYMENT DATE(S):
------------------------------------------------------------------------------------------------------------
SPREAD MULTIPLIER:                   MINIMUM INTEREST RATE:              INTEREST RESET PERIOD:
------------------------------------------------------------------------------------------------------------
REPORTING SERVICE:                   INDEX CURRENCY:                     INTEREST RESET DATE(S):
------------------------------------------------------------------------------------------------------------
INITIAL INTEREST RATE:               SPECIFIED CURRENCY:                 CALCULATION AGENT:
------------------------------------------------------------------------------------------------------------
                                     EXCHANGE RATE AGENT:                DESIGNATED CMT TELERATE PAGE:
                                     -----------------------------------------------------------------------
                                     REDEMPTION NOTICE PERIOD(1)         DESIGNATED CMT MATURITY INDEX:
                                     -----------------------------------------------------------------------
                                     TAX REDEMPTION AND PAYMENT OF       IF SPECIFIED CURRENCY OTHER THAN
                                           ADDITIONAL AMOUNTS: NO(2)           U.S. DOLLARS, OPTION TO
                                                                               ELECT PAYMENT IN U.S.
                                                                               DOLLARS:  [YES](3)
                                     -----------------------------------------------------------------------
                                     IF YES, STATE INITIAL OFFERING      OTHER PROVISIONS:
                                           DATE: N/A
------------------------------------------------------------------------------------------------------------

     Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to
                  , or registered assignees, the principal sum specified in
Schedule I hereto on the Maturity Date specified above and to pay interest on the principal amount hereof outstanding from time to time, from the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate, as defined below


---------
     (1) Applicable if other than 30-60 calendar days. If this is a Registered Global Security, minimum notice period is [10] calendar days [current DTC limitation].

     (2) Default provision is NO. Indicate YES only for certain notes issued on a global basis if specified in pricing supplement.

     (3) Applies if this is a Registered Global Security, unless new arrangements are made with DTC outside of existing Letters of Representations.

until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until (a) the principal hereof is paid or duly made available for payment and (b) the Interest Payment Date immediately preceding the date on which the principal amount hereof is reduced to zero, in each case, together with the unpaid amount of interest, if any, payable on the principal amount hereof during the period that the Issuer's obligation to pay such principal amount was evidenced by a predecessor Note that provided for the automatic extension of the maturity thereof (the "Renewable Note"), which amount shall be payable on the first date succeeding the Interest Accrual Date specified above on which interest on this Note is paid and shall be payable to the person receiving such interest payment. The Issuer will pay interest hereon in arrears weekly, monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Maturity Date or any redemption date; provided, however, if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; provided, further, that if an Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date or Maturity Date shall be the following day that is a Business Day, except that if the Base Rate specified above is LIBOR or EURIBOR and such next Business Day falls in the next calendar month, the Interest Payment Date or Maturity Date shall be the immediately preceding day that is a Business Day. As used herein, "Initial Interest Rate" means the rate of interest determined using the Spread or Spread Multiplier, as the case may be, specified in the Renewable Note and using the Base Rate determined in accordance with the provisions of the Renewable Note (i) on the Interest Reset Date with respect to the Renewable Note occurring on the Interest Accrual Date specified above or (ii) if no such Interest Reset Date occurred on the Interest Accrual Date, on the Interest Reset Date with respect to the Renewable Note occurring immediately preceding the Interest Accrual Date.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until the earlier of (a) the date on which the principal hereof has been paid or duly made available for payment and (b) the Interest Payment Date immediately preceding the date on which the principal amount hereof is reduced to zero in accordance with the provisions set forth below. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date, a "Record Date"); provided, however, that interest payable at maturity will be payable to the person to whom the principal hereof shall be payable.

     On any date following the Original Issue Date and prior to the Record Date immediately preceding the Maturity Date, the holder hereof may, with the consent of the Issuer, exchange this Note or any portion hereof having a principal amount of $1,000 or any larger multiple of $1,000 in excess thereof for an interest in the Renewable Note equal to the principal amount hereof so exchanged by delivering to the Paying Agent, as defined on the reverse hereof,
(i) this Note with the form entitled "Request to Exchange" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor or terms, a statement that a request to exchange is being made thereby, the principal amount hereof with respect to which such request is being made and a guarantee that this Note with the form entitled "Request to Exchange" below duly completed will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Note and such form duly completed are received by the Paying Agent by such fifth Business Day. Such exchange may occur with respect to less than the entire principal amount hereof provided that the principal amount for which such exchange does not occur is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a request to exchange all or a portion of this Note for an interest in the Renewable Note may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date. If a request to exchange any portion hereof is granted by the Issuer, then, on the date of such exchange, Schedule I hereto shall be annotated to reflect the corresponding decrease in the principal amount hereof, and Schedule I to the Renewable Note shall be annotated to reflect the corresponding increase in the principal amount thereof.

     Payment of the principal, premium, if any, and the interest due at maturity on this Note (or any redemption date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of such other paying agent as the Issuer may determine in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or any date of redemption, will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is paid in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying

Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of principal, premium, if any, or interest with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing [not less than 15 calendar days prior to the applicable payment date](4) [, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be](5); provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that, if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register, and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date, or any redemption date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at

---------
     (4) Applies for Registered Note that is not in global form.

     (5) Applies only for a Registered Global Security.

approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     If this Note ceases to be held by The Depository Trust Company or its successor or the nominee of The Depository Trust Company or its successor, this Note will be exchanged for one or more Notes of authorized denominations having an aggregate principal amount equal to the principal amount of this Note as then shown on Schedule I hereto, which new Notes shall otherwise have the same terms as this Note, except that the provisions of such new Notes regarding the exchange thereof for an interest in a note providing for the automatic extension of the maturity thereof (a "New Renewable Note") shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such new Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of this Note. The terms of the New Renewable Note shall be the same as the terms of the Renewable Note, except that the principal amount thereof shall equal the principal amount of the new Notes exchanged therefor and the provisions of such New Renewable Notes regarding the automatic extension of the maturity thereof shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such New Renewable Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of the Renewable Note. Such new Notes shall have stated principal amounts and shall be registered in the names of the persons then having a beneficial interest in this Note or in the names of their nominees.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place, including, without limitation, the provisions relating to the subordination of this Note to the Issuer's Senior Indebtedness, as defined on the reverse hereof.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Subordinated Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                 MORGAN STANLEY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION

This is one of the Notes referred
    to in the within-mentioned
    Subordinated Indenture.

J.P. MORGAN TRUST
    COMPANY, NATIONAL
    ASSOCIATION,
    as Trustee


By:
   ---------------------------------
   Authorized Officer

                         [FORM OF REVERSE OF SECURITY]

     This Note is one of a duly authorized issue of the Subordinated Global Medium-Term Notes, Series F, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Subordinated Indenture, dated as of October 1, 2004, between the Issuer and J.P. Morgan Trust Company, National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Subordinated Indenture) (as may be amended or supplemented and as further supplemented from time to time, the "Subordinated Indenture"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed J.P. Morgan Trust Company, National Association, at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Subordinated Indenture. To the extent not inconsistent herewith, the terms of the Subordinated Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following paragraph, will not be redeemable prior to maturity.

     This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset Date). The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made, on the Interest Determination Date (as defined below) pertaining to such Interest Reset Date. The Interest Reset Dates will be the Interest Reset Dates specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date specified on the face hereof will be the Initial Interest Rate and (b) unless otherwise specified on the face hereof, the interest rate in effect for the ten calendar days immediately prior to maturity, redemption or repayment will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding

Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close
(x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     If so indicated on the face of this Note, the Issuer may from time to time offer to reset the Spread or Spread Multiplier, as the case may be, on the Renewable Note by causing the Paying Agent to send to the holder hereof a notice (an "Optional Exchange Notice") by first class mail, postage prepaid, or by such other means as shall be agreed between the Issuer and the Paying Agent, setting forth (a) the new Spread or Spread Multiplier to be applied to the Renewable Note, together with any change in the Maximum Interest Rate or Minimum Interest Rate, and (b) the date, if any, on which such offer will expire. In order to accept such offer, the holder hereof must exchange this
Note in whole or in part for an interest in the Renewable Note in accordance with the third paragraph on the face of this Note by delivering to the Paying Agent the notice referred to in clause (i) or (ii) of such paragraph prior to the earlier of the expiration date, if any, of such offer and the Record Date immediately preceding the Maturity Date.

     The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Federal Funds Rate and Prime Rate shall be on the Business Day prior to the Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, and CMT Rate will be the second Business Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to EURIBOR (or to LIBOR when the Index Currency is euros) shall be the second TARGET Settlement Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR (other than for LIBOR Notes for which the Index Currency is euros) shall be the second London Banking Day prior to such Interest Reset Date except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds Sterling will be such Interest Reset Date. As used herein, "London Banking Day" means any day on which dealings in deposits in the Index Currency (as defined herein) are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an auction is held on the Friday of the week preceding such Interest Reset Date, the Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to two or more base rates will be the latest Business Day that is at least two Business Days before the Interest Reset Date for the applicable Note on which each base rate is determinable.

     Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

     Determination of CD Rate. If the Base Rate specified on the face hereof is the "CD Rate," for any Interest Determination Date, the CD Rate with respect to this Note shall be the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

     The following procedures shall be followed if the CD Rate cannot be determined as described above:

     (i) If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the CD Rate shall be the rate on that Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication ("H.15 Daily Update") for the Interest Determination Date for certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (Secondary Market)."

     (ii) If the above rate is not yet published in either H.15(519) or the
H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for negotiable U.S. dollar certificates of deposit of major U.S. money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the

Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.

     "Initial dealer" with respect to this Note means either Morgan Stanley & Co. Incorporated or Morgan Stanley DW Inc., as applicable.

     (iii) If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate for that Interest Determination Date shall remain the CD Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the "Commercial Paper Rate," for any Interest Determination Date, the Commercial Paper Rate with respect to this Note shall be the Money Market Yield (as defined herein), calculated as described below, of the rate on that date for U.S. dollar commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper--Nonfinancial."

     The following procedures shall be followed if the Commercial Paper Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in the
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Commercial Paper--Nonfinancial."

     (ii) If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency.

     (iii) If the dealers selected by the Calculation Agent are not quoting as set forth in (ii) above, the Commercial Paper Rate for that Interest Determination Date shall remain the Commercial Paper Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                    D x 360
          Money Market Yield = ----------------- x 100
                                 360 - (D x M)

where "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of EURIBOR. If the Base Rate specified on the face hereof is "EURIBOR," for any Interest Determination Date, EURIBOR with respect to this Note shall be the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Moneyline Telerate, or any successor service, on page 248 or any other page as may replace page 248 on that service ("Telerate Page 248") as of 11:00 a.m., Brussels time.

     The following procedures shall be followed if the rate cannot be determined as described above:

     (i) If the above rate does not appear, the Calculation Agent shall request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m., Brussels time, on the Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof commencing on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S.$1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR shall be the arithmetic mean of those quotations.

     (ii) If fewer than two quotations are provided, EURIBOR shall be the arithmetic mean of the rates quoted by four major banks in the Euro-zone interbank market, as selected by the Calculation Agent (after consultation with the Issuer), at approximately 11:00 a.m., Brussels time, on the applicable Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S.$1 million in euro.

     (iii) If the banks so selected by the Calculation Agent are not quoting as set forth above, the EURIBOR rate for that Interest Determination Date shall remain the

EURIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the relevant treaty of the European Union, as amended.

     Determination of the Federal Funds Rate. If the Base Rate specified on the face hereof is the "Federal Funds Rate," for any Interest Determination Date, the Federal Funds Rate with respect to this Note shall be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Moneyline Telerate, or any successor service, on page 120 or any other page as may replace page 120 on that service ("Telerate Page 120").

     The following procedures shall be followed if the Federal Funds Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Federal Funds (Effective)."

     (ii) If the above rate is not yet published in either H.15(519) or the
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds prior to 9:00 a.m., New York City time, on that Interest Determination Date, by each of three leading brokers of U.S. dollar federal funds transactions in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer).

     (iii) If the brokers selected by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate for that Interest Determination Date shall remain the Federal Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of Federal Funds (Open) Rate. If the Base Rate specified on the face hereof is the "Federal Funds (Open) Rate", for any Interest Determination Date, the Federal Funds (Open) Rate with respect to this Note shall be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Open)" as displayed on Moneyline Telerate, or any successor service, on page 5 or any other page as may replace page 5 on that service, ("Telerate Page 5").

     The following procedures shall be followed if the Federal Funds (Open) Rate cannot be determined as described above:

     o If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds (Open) Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Federal Funds (Open)."

     o    If the above rate is not yet published in either H.15(519) or the
          H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds (Open) Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds (based on the Federal Funds (Open) Rate) prior to 9:00 a.m., New York City time, on that Interest Determination Date, by each of three leading brokers of U.S. dollar federal funds transactions in the City of New York, which may include the agent and its affiliates, selected by the Calculation Agent, after consultation with the Issuer.

     o If the brokers selected by the Calculation Agent are not quoting as set forth above, the Federal Funds (Open) Rate for that Interest Determination Date shall remain the Federal Funds (Open) Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

     Determination of LIBOR. If the Base Rate specified on the face hereof is "LIBOR," LIBOR with respect to this Note shall be based on London Interbank Offered Rate. The Calculation Agent shall determine LIBOR for each Interest Determination Date as follows:

     (i) As of the Interest Determination Date, LIBOR shall be either: (a) if "LIBOR Reuters" is specified as the Reporting Service on the face hereof, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page; except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate shall be used; or (b) if "LIBOR Telerate" is specified as the Reporting Service on the face hereof, the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the

Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

     (ii) If (a) fewer than two offered rates appear and LIBOR Reuters is specified on the face hereof, or (b) no rate appears and the face hereof specifies either (x) LIBOR Telerate or (y) LIBOR Reuters and the Designated LIBOR Page by its terms provides only for a single rate, then the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iii) If at least two quotations are provided, LIBOR determined on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR shall be determined for the applicable Interest Reset Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable principal financial center for the country of the Index Currency on that Interest Reset Date, by three major banks in that principal financial center selected by the Calculation Agent (after consultation with the Issuer) for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iv) If the banks so selected by the Calculation Agent are not quoting as set forth above, LIBOR in effect for the applicable period shall be the same as LIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated, or, if the euro is substituted for that currency, the Index Currency shall be the euro. If that currency is not specified on the face hereof, the Index Currency shall be U.S. dollars.

     "Designated LIBOR Page" means either: (a) if LIBOR Reuters is designated as the Reporting Service on the face hereof, the display on the Reuters Money 3000 Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor, or (b) if LIBOR Telerate is designated as the Reporting Service on the face hereof, the display on Moneyline Telerate, or any successor service, on the page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency shall be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750 had been specified.

     Determination of Prime Rate. If the Base Rate specified on the face hereof is "Prime Rate," for any Interest Determination Date, the Prime Rate with respect to this Note shall be the rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

     The following procedures shall be followed if the Prime Rate cannot be determined as described above:

     (i) If the above rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Bank Prime Loan."

     (ii) If the above rate is not published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's Prime Rate or base lending rate as in effect for that Interest Determination Date.

     (iii) If fewer than four rates for that Interest Determination Date appear on the Reuters Screen USPRIME 1 Page by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least three major banks in The City of New York, which may include affiliates of the initial dealer, selected by the Calculation Agent (after consultation with the Issuer).

     (iv) If the banks selected by the Calculation Agent are not quoting as set forth above, the Prime Rate for that Interest Determination Date shall remain the Prime Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Money 3000 Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks.

     Determination of Treasury Rate. If the Base Rate specified on the face hereof is "Treasury Rate," the Treasury Rate with respect to this Note shall be:

     (i) the rate from the Auction held on the applicable Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as that rate appears under the caption "INVESTMENT RATE" on the display on Moneyline Telerate, or any successor service, on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"); or

     (ii) if the rate described in (i) above is not published by 3:00 p.m., New York City time, on the Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

     (iii) if the rate described in (ii) above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the Auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury; or

     (iv) if the rate described in (iii) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (v) if the rate described in (iv) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (vi) if the rate described in (v) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary U.S. government securities dealers, which may include the initial dealer and its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or

     (vii) if the dealers selected by the Calculation Agent are not quoting as described in (vi), the Treasury Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                      D x N
          Bond Equivalent Yield = --------------- x 100
                                   360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of CMT Rate. If the Base Rate specified on the face hereof is the "CMT Rate," for any Interest Determination Date, the CMT Rate with respect to this Note shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "... Treasury Constant Maturities ... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index, as defined below, for:

     (1) the rate on that Interest Determination Date, if the Designated CMT Telerate Page is 7051; and

     (2) the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs, if the Designated CMT Telerate Page is 7052.

     The following procedures shall be followed if the CMT Rate cannot be determined as described above:

     (i) If the above rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

     (ii) If the above rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity Rate for the Designated CMT Maturity Index or other U.S. Treasury rate for the Designated CMT Maturity Index on the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

     (iii) If the information set forth above is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent shall determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date, reported, according to their written records, by three leading primary U.S. government securities dealers ("Reference Dealers") in The City of New York, which may include the initial dealer or its affiliates, selected by the Calculation Agent as described in the following sentence. The Calculation Agent shall select five reference dealers (after consultation with the Issuer) and shall eliminate the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index, a remaining term to maturity of no more than 1 year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time. If two Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity shall be used.

     (iv) If the Calculation Agent cannot obtain three Treasury Notes quotations as described in (iii) above, the Calculation Agent shall determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three reference dealers in The City of New York, selected using the same method described in (iii) above, for Treasury Notes with an original maturity equal to the number of years closest to but not less than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time.

     (v) If three or four, and not five, of the reference dealers are quoting as described in (iv) above, then the CMT Rate shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of those quotes shall be eliminated.

     (vi) If fewer than three reference dealers selected by the Calculation Agent are quoting as described in (iv) above, the CMT Rate for that Interest Determination Date shall remain the CMT Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Designated CMT Telerate Page" means the display on Moneyline Telerate, or any successor service, on the page designated on the face hereof or any other page as may replace that page on that service for the purpose of displaying Treasury Constant

Maturities as reported in H.15(519). If no page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, which is either 1, 2, 3, 5, 7, 10, 20 or 30 years, as specified in the applicable pricing supplement for which the CMT Rate shall be calculated. If no maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

     At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

     Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from and including the Interest Accrual Date or from and including the last date to which interest has been paid to but, excluding the Interest Payment Dates or Maturity Date, as the case may be. Accrued interest hereon for any period shall be the sum of the products obtained by multiplying the interest factor calculated for each day in such period by the principal amount hereof shown on Schedule I hereto for each such day; provided that for the purpose of calculating the amount of interest payable hereon, any decrease in the principal amount hereof attributable to an exchange of a portion of this Note for an interest in the Renewable Note shall be effective on and as of the Interest Payment Date immediately preceding the date of such decrease. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day (i) by 360 if the Base Rate is CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, Federal Funds (Open) Rate, Prime Rate or LIBOR (except if the Index Currency is pounds sterling); (ii) by 365 if the Base Rate is LIBOR and the Index Currency is pounds sterling; or (iii) by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with .000005% being rounded up to .00001%) and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent, with one-half cent rounded upward. All Japanese Yen amounts used in or resulting from such calculations will be rounded downwards to the next lower whole Japanese Yen amount. All amounts denominated in any other currency used in or resulting from such calculations will be rounded to the nearest two decimal places in such currency, with .005 being rounded up to .01. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

     This Note and all other obligations of the Issuer hereunder will constitute part of the subordinated debt of the Issuer, will be issued under the Subordinated Indenture and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all "Senior Indebtedness" of the Issuer. The Subordinated Indenture defines "Senior Indebtedness" as (i) obligations (other than non-recourse obligations, the debt securities, including this Note, issued under the Subordinated Indenture or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation and (ii) if provided in the supplemental indenture under which a series of Securities is issued or in the form of Security for such series, any additional obligations that the Issuer determines to include within the definition of Senior Indebtedness in order to assure that the Securities of such series will be accorded the regulatory capital recognition desired by the Issuer in accordance with Rule 15c3-1 under the Securities Exchange Act of 1934, as amended, or any other rule or regulation governing the definition of capital that is applicable to the Issuer or its affiliates.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes (the "Registrar," which term includes any successor registrar appointed by the Issuer), and the Registrar will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Registrar by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Registrar shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Subordinated Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such registrations, exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Registrar, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Registrar and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Subordinated Indenture provides that, (a) if an Event of Default (as defined in the Subordinated Indenture) pursuant to Section 5.01(c) of the Subordinated Indenture is provided in the supplemental indenture relating to the series of Subordinated Medium-Term Notes of which this Note forms a part or in the form of debt security for such series (if such Event of Default is with respect to less than all outstanding debt securities issued under the Subordinated Indenture) and such Event of Default shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to certain events of bankruptcy, insolvency or reorganization of the Issuer shall have occurred and be continuing or if an Event of Default pursuant to Section 5.01(c) of the Subordinated Indenture is provided in the supplemental indenture relating to the series of Subordinated Medium-Term Notes of which this Note forms a part or in the form of debt security for such series (if such Event of Default is with respect to all outstanding debt securities issued under the Subordinated Indenture) and such Event of Default shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Subordinated Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal, premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of all the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws (including a holding, judgment or as ordered by a court of competent jurisdiction), or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment occurs, becomes effective or, in the case of a change in official position, is announced on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and
(ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

     Notice of tax redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a U.S. Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any holder who is a U.S. Alien for or on account of:

          (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for U.S. federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid U.S. federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a U.S. Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

     The Subordinated Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Subordinated Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture; provided, however, that neither this Note nor the Subordinated Indenture may be amended to alter the subordination provisions hereof or thereof without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

     Except as set forth below, if the principal, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such currency in euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars (or, if applicable, euro) where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent (as defined below) unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons, if any.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings is introduced and a Paying Agent has been designated within the European Union, the Issuer will maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or law.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Subordinated Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Subordinated Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     As used herein, the term "U.S. Alien" means any person who is, for U.S. federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for U.S. federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

     All terms used in this Note which are defined in the Subordinated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Subordinated Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM  -  as tenants in common
          TEN ENT  -  as tenants by the entireties
          JT TEN   -  as joint tenants with right of survivorship and not as
                      tenants in common

UNIF GIFT MIN ACT - __________________________ Custodian ______________________
                           (Minor)                               (Cust)

Under Uniform Gifts to Minors Act ________________________________________
                                                   (State)

     Additional abbreviations may also be used though not in the above list.

                               -----------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


---------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                              REQUEST TO EXCHANGE


     The undersigned hereby requests to exchange the within Note (or the portion thereof specified below) with the effect provided in the within Note by surrendering the within Note to the Paying Agent at J.P. Morgan Trust Company, National Association, 4 New York Plaza, New York, New York 10004, Attention:
Institutional Trust Services, or such other address of which the Issuer shall from time to time notify the holders of the Notes, together with this form of "Request to Exchange" duly completed by the holder of the within Note.

     If less than the entire principal amount of the within Note is requested to be exchanged, specify the portion thereof (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) to be exchanged $__________.


Dated: ___________________________    _________________________________________
                                      NOTICE: The signature on this
                                      Request to Exchange must correspond
                                      with the name as written upon the
                                      face of the within Note in every
                                      particular, without alteration or
                                      enlargement or any change whatever.

                                                                     SCHEDULE I


                             SCHEDULE OF EXCHANGES


     The initial principal amount of this Note is ________________. The following exchanges of a portion of this Note for an interest in the Renewable Note have been made:

                         Principal Amount          Reduced Principal Amount
                         Exchanged for Renewable   Outstanding Following      Notation Made by or on
Date of Exchange         Note                      Such Exchange              Behalf of Paying Agent
----------------------   -----------------------   ------------------------   ----------------------
----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------

----------------------   -----------------------   ------------------------   ----------------------